Exhibit 99.1

Primoris Services Corporation Announces Appointment of Koti Vadlamudi as President and Chief Executive Officer

Dallas, TX – October 7, 2025 – Primoris Services Corporation (NYSE: PRIM) (“Primoris” or “the Company”), a premier specialty contractor of critical infrastructure services, today announced its Board of Directors has appointed Koti Vadlamudi President and Chief Executive Officer (“CEO”) effective November 10, 2025. Mr. Vadlamudi will also be appointed to the Primoris Board on the effective date. He succeeds Interim President and CEO David King, who will continue to serve as Chairman of Primoris’ Board of Directors.

“On behalf of the Board of Directors, I’m pleased to welcome Koti to Primoris and express our full support as he steps into this role,” said Mr. King. “Koti’s respected track record and extensive experience providing solutions across a wide range of industries, engaging with stakeholders, and integrating new businesses to unlock their full potential make him well-suited to lead Primoris to its next chapter of growth.”

Mr. Vadlamudi joins Primoris from a thirty-year career at Jacobs, a global advisory and consultancy for critical infrastructure and advanced manufacturing, where he most recently served as Executive Vice President of Operations. There, he oversaw projects and led operations across multiple business units throughout the U.S. and internationally, spanning the data center, energy, life sciences, semiconductor, environmental, and government sectors.

"It’s a privilege to take on this position at such a dynamic and reputable company. Primoris has a strong foundation, exceptional talent, and a clear path for accelerated growth as we continue to deliver essential infrastructure across North America,” said Mr. Vadlamudi. “I’m energized by the opportunities to provide outstanding results for our clients and value for our shareholders – guiding us into a future defined by progress, performance, and lasting impact.”

Mr. King added, “Serving as Interim CEO during this transition has been a meaningful experience and I’m grateful for the dedication of our exceptional teams. As I continue my responsibilities as Chairman, I’m confident that with Koti’s appointment, Primoris is moving forward with strength, clarity, and leadership to execute on our long-term strategic vision.”

About Koti Vadlamudi

Mr. Vadlamudi is a seasoned engineering and construction executive with over 30 years of global experience leading operations, business development, and strategic growth across public and private sectors. His industry expertise spans energy and power, oil and gas, mission-critical facilities, consumer products, and life sciences. Prior to joining Primoris, he most recently served as Executive Vice President at Jacobs, overseeing multi-billion-dollar global business segments.

Mr. Vadlamudi is recognized for his expertise in driving enterprise growth, acquisition integration, project delivery, client relationships, and operational leadership across complex, high-value programs. A well-regarded leader, he has a consistent track record of driving results in challenging market conditions, leading high-performing and multidisciplinary teams, championing a robust safety culture, and delivering long-term value to clients and stakeholders.

About Primoris

Primoris Services Corporation is a leading provider of critical infrastructure services to the utility, energy, and renewables markets throughout the United States and Canada. We deliver a range of engineering,

Exhibit 99.1

construction, and maintenance capabilities that power, connect, and enhance society. On projects spanning utility-scale solar, renewables, power delivery, communications, power generation, and transportation infrastructure, we offer unmatched value to our clients, a safe and entrepreneurial culture to our employees, and innovation and excellence to our communities. To learn more, visit www.prim.com and follow us on social media at @PrimorisServicesCorporation.

FORWARD LOOKING STATEMENTS

This press release contains certain forward-looking statements that reflect, when made, the Company’s expectations or beliefs concerning future events that involve risks and uncertainties, including the Company’s future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates”, “believes”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “potential”, “predicts”, “projects”, “should”, “will”, “would” or similar expressions. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of regulation and the economy, generally. Forward-looking statements inherently involve known and unknown risks, uncertainties, and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Actual results may differ materially as a result of a number of factors, including, among other things, the risks described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024, and our other filings with the U.S. Securities and Exchange Commission (“SEC”). Such filings are available on the SEC’s website at www.sec.gov. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements. Primoris does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

For additional information, contact:

Investors

Blake Holcomb

Vice President, Investor Relations

214-545-6773

bholcomb@prim.com

Media

Rachel Weiss

Senior Communication Manager

973-791-3568

rweiss@prim.com

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